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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                November 3, 1999
                                ----------------
                Date of Report (Date of earliest event reported)


                             STARWOOD FINANCIAL INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)



      MARYLAND                  1 - 10150                  APPLIED FOR
      --------                  ---------                  -----------
(State of Organization)  (Commission File Number)         (IRS Employer
                                                       Identification No.)




                     1114 AVENUE OF THE AMERICAS, 27TH FLOOR
                               NEW YORK, NY 10036
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (212) 930-9494
                                 --------------
              (Registrant's telephone number, including area code)





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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 3, 1999, Starwood Financial Trust, a Maryland real estate investment trust ("SFT") was merged with and into Starwood Financial Inc., a Maryland corporation ("SFI"). The purpose of the merger was to change SFT's form from a trust to a corporation and to eliminate SFT's dual share structure. In this merger, each issued and outstanding SFT Class A share of beneficial interest was converted into one share of SFI common stock. Each issued and outstanding SFT Class B share of beneficial interest was converted into one forty-ninth of one share of SFI common stock. Each issued and outstanding 9.5% Series A Preferred Share of SFT was converted into one share of 9.5% Series A Preferred Stock of SFI. The terms of the SFI 9.5% Series A Preferred Stock are substantially the same as the terms of the SFT 9.5% Series A Preferred Shares. SFI intends to continue to elect to be taxed as a real estate investment trust.

         On November 4, 1999, ST Merger Sub, Inc., a Maryland corporation ("STM") wholly owned by SFI, was merged with and into TriNet Corporate Realty Trust, Inc., a Maryland corporation ("TriNet"). In the merger, each issued and outstanding share of common stock of TriNet was converted into 1.15 shares of common stock of SFI. Each issued and outstanding share of 9.375% Series A Preferred Stock of TriNet was converted into one share of 9.375% Series B Preferred Stock of SFI. Each issued and outstanding share of 9.2% Series B Preferred Stock of TriNet was converted into one share of 9.2% Series C Preferred Stock of SFI. Each issued and outstanding share of 8.0% Series C Preferred Stock of TriNet was converted into one share of 8.0% Series D Preferred Stock of SFI. The terms of the SFI Series B, C and D Preferred Stock are substantially the same as the terms of the TriNet Series A, B and C Preferred Stock, respectively, except that each share of SFI Series B, C and D Preferred Stock will be entitled to twenty-five one hundredths of one vote on all matters submitted to the holders of SFI common stock, voting with the common stock as a single class.

         Simultaneously with the merger described in the preceding paragraph, SA Merger Sub, Inc., a Delaware corporation ("SAM") wholly owned by SFI, was merged with and into STW Holdings I, Inc., a Delaware corporation ("STW"). The purpose of this merger was to internalize SFI's outside advisor. In this merger, each issued and outstanding share of common stock of STW was converted into 2661.3 shares of common stock of SFI. As a result of this merger, SFI will become a completely self-managed and self-advised company.

Item 5. OTHER EVENTS.

         As previously announced, SFI's Board of Directors has authorized the company to purchase up to five million shares of its common stock from time to time in the open market or through negotiated transactions.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS.

                  The audited financial statements of SFT for the year ended December 31, 1998 are incorporated by reference to SFT's Annual Report on Form 10-K for that year. The unaudited financial statements for the three months ended March 31, 1999 and the six months ended June 30, 1999 are incorporated by reference to SFT's Form 10-Q filed on May 14, 1999 and August 11, 1999, respectively.

                  The audited financial statements of TriNet for the year ended December 31, 1998 are incorporated by reference to TriNet's Annual Report on Form 10-K for that year. The unaudited financial statements for the three months ended March 31, 1999 and the six months ended June 30, 1999 are incorporated by reference to TriNet's Form 10-Q filed on May 17, 1999 and August 13, 1999, respectively.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  The Pro Forma Consolidating Balance Sheets as of June 30, 1999, the Pro Forma Consolidating Statements of Operations for the six months ended June 30, 1999 and for the year ended December 31, 1998, and the Notes and Management's Assumptions to Unaudited Pro Forma


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                  Consolidating Financial Statements of SFT, reflecting
                  post-proxy transactions are incorporated by reference to SFT's Form S-4, as amended, filed August 25, 1999.

                  The Pro Forma Consolidating Statements of Operations for the year ended December 31, 1998, and the Notes and Management's Assumptions to Unaudited Pro Forma Consolidating Financial Statements of SFT, reflecting pre-proxy transactions are incorporated by reference to SFT's Form S-4, as amended, filed August 25, 1999.

                  The Pro Forma Consolidating Statements of Operations for the year ended December 31, 1998, and the Notes and Management's Assumptions to Unaudited Pro Forma Consolidating Financial Statements of TRI, reflecting pre-proxy transactions are incorporated by reference to SFT's Form S-4, as amended, filed August 25, 1999.



         (c) EXHIBITS.

                  2.1 Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit 10.1 of Starwood Financial Trust's Form 8-K, dated June 22,
                           1999).

                  2.2 Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, Starwood Financial Inc. and, to the extent described therein, TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit 10.2 of Starwood Financial Trust's Form 8-K, dated June 22,
                           1999).

                  2.3 Agreement and Plan of Merger and Interest Contribution Agreement, dated as of June 15, 1999, by and between Starwood Financial Trust, SA Merger Sub, Inc., STW Holdings I, Inc., certain stockholder named therein, Starwood Capital Group, LLC and, to the extent described therein, TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit
                           10.3 of Starwood Financial Trust's Form 8-K, dated June 22, 1999).

                  2.4 First Amendment to the Agreement and Plan of Merger, dated as of September 15, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and TriNet Corporate Realty Trust, Inc.

                  2.5 Second Amendment to the Agreement and Plan of Merger, dated as of October __, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and TriNet Corporate Realty Trust, Inc.

                  4.1      Amended and Restated Charter of Starwood Financial
                           Inc.

                  4.2      Amended and Restated By-Laws of Starwood Financial
                           Inc.

                  23.1     Consent of PricewaterhouseCoopers LLP (New York).

                  23.2     Consent of PricewaterhouseCoopers LLP
                           (San Francisco).

                  99.1 Press Release re: stock repurchase program described in Item 5 above.

                  99.2 Press Release re: shareholder approvals of the transactions described in Item 2 above.

                  99.3 Press Release re: closing of the transactions described in Item 2 above.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            STARWOOD FINANCIAL INC.


                            By:    /s/ Spencer B. Haber
                                   -------------------------------------------
                                   Name: Spencer B. Haber
                                   Title: Executive Vice President-Finance and
                                          Chief Financial Officer


Date:  November 9, 1999


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                                  EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT

2.1 Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit 10.1 of Starwood Financial Trust's Form 8-K, dated June 22,
                1999).

2.2 Agreement and Plan of Merger, dated as of June 15, 1999, by and between Starwood Financial Trust, Starwood Financial Inc. and, to the extent described therein, TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit 10.2 of Starwood Financial Trust's Form 8-K, dated June 22,
                1999).

2.3 Agreement and Plan of Merger and Interest Contribution Agreement, dated as of June 15, 1999, by and between Starwood Financial Trust, SA Merger Sub, Inc., STW Holdings I, Inc., certain stockholder named therein, Starwood Capital Group, LLC and, to the extent described therein, TriNet Corporate Realty Trust, Inc. (incorporated by reference to exhibit
                10.3 of Starwood Financial Trust's Form 8-K, dated
                June 22, 1999).

2.4 First Amendment to the Agreement and Plan of Merger, dated as of September 15, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and
                TriNet Corporate Realty Trust, Inc.

2.5 Second Amendment to the Agreement and Plan of Merger, dated as of October __, 1999, by and between Starwood Financial Trust, ST Merger Sub, Inc. and
                TriNet Corporate Realty Trust, Inc.

4.1             Amended and Restated Charter of Starwood Financial
                Inc.

4.2             Amended and Restated By-Laws of Starwood Financial
                Inc.

23.1            Consent of PricewaterhouseCoopers LLP (New York).

23.2            Consent of PricewaterhouseCoopers LLP
                (San Francisco).

99.1            Press Release re: stock repurchase program described in
                Item 5 above.

99.2 Press Release re: shareholder approvals of the transactions described in Item 2 above.

99.3            Press Release re: closing of the transactions described in
                Item 2 above.